Exhibit 10.01

FIRST AMENDMENT

TO THE

TAX ALLOCATION AGREEMENT

WHEREAS, New Sally Holdings, Inc., a Delaware corporation (“New Sally”), Sally Holdings, Inc., a Delaware corporation (“Sally”) (New Sally and Sally, collectively the “Sally Parties”), Alberto-Culver Company, a Delaware corporation (“Alberto-Culver”), and New Aristotle Holdings, Inc., a Delaware corporation (“New Alberto-Culver”) (Alberto-Culver and New Alberto-Culver, collectively the “Alberto-Culver Parties”), entered into a Tax Allocation Agreement (the “Agreement”), dated as of June 19, 2006;

WHEREAS, the Sally Parties and the Alberto-Culver Parties desire to amend certain provisions defining terms used in the Agreement; and

WHEREAS, Section 8.07 of the Agreement provides that the Agreement cannot be amended except by a written agreement executed by the Sally Parties and the Alberto-Culver Parties; provided, that, unless the Investment Agreement (as such term is defined in the Agreement) shall have been terminated, any such amendment shall be subject to the prior written consent of CDRS Acquisition LLC (“Investor”), which consent shall not be unreasonably withheld, conditioned or delayed;

NOW, THEREFORE, the Agreement is hereby amended in the following respects:

1. Section 1.01(a) of the Agreement is hereby amended to include the following definition in the appropriate alphabetical order:

“Subsidiary LLC Conversions” has the meaning set forth in the Investment Agreement.

2. Section 2.04(d) of the Agreement is hereby amended in its entirety to read as follows:

(d) Notwithstanding any other provision of this Agreement (including Section 2.04(c)), the Sally Parties shall be liable for (i) all Taxes arising from or attributable to any deferred intercompany transactions relating to sales of inventory from a member of the Alberto Group to a member of the Sally Group (but only in an amount of Taxable income or gain not to exceed $5 million) or any Tax resulting from the Subsidiary LLC Conversions; (ii) any Tax incurred in distributing the Debt Financing proceeds from the borrower(s) thereof to New Sally; and (iii) any Tax arising from a failure to remit Taxes with respect to payments to be made to non-residents of the United States, or employees, in connection with the transactions contemplated by the Separation Agreement, except to the extent such failure is attributable to a failure by Alberto-Culver to institute proper procedures to enable New Sally to properly withhold under Section 2.04(c) above or provide New Sally with an accurate estimate of earnings and profits pursuant to Section 6.10(d) of the Investment Agreement.

3. Section 1.02 is hereby amended solely to replace all references to “Substitute Sally Options” that appear in the definition of Sally Tainting Act with references to “New Sally Substitute Options.”

4. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

5. Except as specifically provided in this Amendment, all other provisions of the Agreement shall be in full force and effect.

6. This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this agreement to be executed in their names by a duly authorized officer as of October 3, 2006.

NEW SALLY HOLDINGS, INC.

By:	/s/ Gary P. Schmidt
Name: Gary P. Schmidt
Title: President

SALLY HOLDINGS, INC.

By:	/s/ Gary Winterhalter
Name: Gary Winterhalter
Title: President

ALBERTO-CULVER COMPANY

By:	/s/ Gary P. Schmidt
Name: Gary P. Schmidt
Title: Senior Vice President, General Counsel and Secretary

NEW ARISTOTLE HOLDINGS, INC.

By:	/s/ Gary P. Schmidt
Name: Gary P. Schmidt
Title: President

By its signature below, the undersigned hereby consents to this amendment:

CDRS ACQUISITION LLC

BY:	/s/ Richard J. Schnall

Name: Richard J. Schnall
Title: President

[Signature Page to First Amendment to the Tax Allocation Agreement]

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